UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RISING DRAGON ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF RISING DRAGON ACQUISITION CORP.
No. 604, Yixing Road, Wanbolin District
Taiyuan City, Shanxi Province, P.R. China

Dear Rising Dragon Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Rising Dragon Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Rising Dragon,” “RDAC,” “we,” “us” or “our”), which will be held on December 12, 2025, at 10:00 a.m., Eastern Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in person at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 and via virtual meeting format setting. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting [*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Meeting Details:

Extraordinary General Meeting-meeting webpage (information, webcast, telephone access and replay):

[*]

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: [*]

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business Rising Dragon will conduct at the Extraordinary General Meeting and provide information about Rising Dragon that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

•        Proposal No. 1 — Trust Agreement Amendment Proposal — To approve, as an ordinary resolution, the amendment (the “Trust Agreement Amendment”) to Rising Dragon’s investment management trust agreement, dated as of October 10, 2024 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as set forth in Annex A hereto, to amend the monthly extension fee (the “Extension Payment”) payable by our sponsor (the “Sponsor”) or its affiliates or designees into the trust account (the “Trust Account”) to extend the date by which the Company must consummate its initial business combination (the “Combination Period”) up to six times, each by an additional one month (for a total of up to 21 months to complete a business combination), from an amount equal to $189,750 ($0.033 per share) to an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM (as defined below) and the vote on the Trust Agreement Amendment Proposal (the “Amended Monthly Extension Fee”). This proposal is referred to as the “Trust Agreement Amendment Proposal;” and

•        Proposal No. 2 — Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Extraordinary General Meeting may deem necessary or appropriate. This proposal is referred to as “Adjournment Proposal.”

Each of the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide the Sponsor with an incentive to make the Extension Payment required for the monthly extension that may be required for the Company to complete an initial business combination (the “Business Combination”). For further details about the reasons for the Trust Agreement Amendment Proposal, see the sections titled “Proposal No. 1 — The Trust Agreement Amendment Proposal — Reasons for the Trust Agreement Amendment Proposal”, of this proxy statement.

Rising Dragon entered into an agreement and plan of merger, dated as of January 27, 2025 (as it may be amended from time to time, the “Merger Agreement”), which provides for a Business Combination (the “HZJL Business Combination”) between Rising Dragon and HZJL Cayman Limited, a Cayman Islands exempted company (“HZJL”). Pursuant to the Merger Agreement, the Business Combination will be effected in two steps: (i) Rising Dragon will merge with and into Xpand Boom Technology Inc., a Cayman Islands exempted company and wholly owned subsidiary of Rising Dragon (“PubCo”), with PubCo remaining as the surviving publicly traded entity (the “Reincorporation Merger”), and PubCo as the surviving company after the Reincorporation Merger is hereinafter referred to, after the effective time of the Reincorporation Merger, as the “PubCo” or “Reincorporation Surviving Corporation”; (ii) immediately following the Reincorporation Merger, Xpand Boom Solutions Inc. (“Merger Sub”), a Cayman Islands exempted company and wholly owned subsidiary of PubCo, will be merged with and into HZJL, resulting in HZJL being a wholly owned subsidiary of PubCo (the “Acquisition Merger”). The Merger Agreement is by and among Rising Dragon, PubCo, Merger Sub, HZJL, certain shareholder of HZJL (“Principal Shareholder”) and Bin Xiong, an individual as the representative of Principal Shareholder of HZJL (“Principal Shareholder’ Representative”).

On September 26, 2025, the registration statement on Form F-4 relating to the HZJL Business Combination was declared effective by the Securities and Exchange Commission (“SEC”) (File No. 333- 289591).

On November 20, 2025, the Company will hold an extraordinary general meeting of the shareholders (the “Business Combination EGM”) in connection with the HZJL Business Combination, where the shareholders will vote to approve the HZJL Business Combination and other matters submitted for shareholder approval at the Business Combination EGM. In connection with the Business Combination EGM, the securities tendered for redemptions will be placed in a segregated account managed by the transfer agent of the Company to be redeemed and cancelled upon the consummation of the HZJL Business Combination.

The Company is currently working diligently with HZJL and the other parties to complete the HZJL Business Combination.

You are not being asked to vote on a Business Combination at this time.

RDAC’s amended and restated memorandum and articles of association (the “Articles of Association”) and Trust Agreement currently provide that the Company has 15 months from the closing of RDAC’s initial public offering to consummate a Business Combination. The Company has the right to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months to complete a business combination). In order to extend the Combination Period, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $189,750 ($0.033 per share) (or up to an aggregate of $1,138,500 if we extend for the full six months) on or prior to the date of the applicable deadline, for each one month extension.

If the Trust Agreement Amendment Proposal is approved, the Company shall have the right to extend, by resolution of the Board, the Combination Period from January 15, 2026 (the “Termination Date”) to July 15, 2026 (the “Extended Date”), upon five days’ advance notice prior to the applicable deadline, up to six (6) times for an additional one (1) month each time, by depositing into the Trust Account the Amended Monthly Extension Fee for each one-month extension.

RDAC’s board of directors (the “Board”) has determined that it is in the best interests of the Company to seek the Trust Agreement Amendment and have Rising Dragon shareholders approve the Trust Agreement Amendment Proposal to provide the Sponsor with an incentive to make the Extension Payment required for the monthly extension that may be required for the Company to complete a Business Combination. The Board believes that it is in the best interests of Rising Dragon shareholders that the Trust Agreement Amendment be approved so that Rising Dragon will have an additional amount of time to consummate a Business Combination. Without the Trust Agreement Amendment, our Sponsor or its affiliates may choose not to make the Extension Payment and Rising Dragon may not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

After consultation with our Sponsor, the Company’s management has reasons to believe that, if the Trust Agreement Amendment Proposal is approved, the Sponsor or its affiliates or designees will contribute the Amended Monthly Extension Fee to the Company as a loan for the Company to deposit the funds into the Trust Account as the Extension Payment, upon five days’ advance notice prior to the applicable deadlines, and to extend the Combination Period for an additional one (1) month period each time for up to six (6) times. The loan will bear no interest and will be repayable by the Company to the Sponsor upon consummation of a Business Combination in cash. The loan will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate a Business Combination except to the extent of any funds held outside of the Trust Account. If the Board otherwise determines that the Company will not be able to consummate a Business Combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Trust Agreement Amendment Proposal is not approved.

As contemplated by the Articles of Association, the holders of public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination (the “Redemption”). You may elect to redeem your public shares in connection with the Extraordinary General Meeting.

On [*], the redemption price per public share was approximately $[*]. The closing price of the ordinary shares on Nasdaq on [*] was $[*]. Rising Dragon cannot assure shareholders that they will be able to sell their public shares in the open market, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with the Trust Agreement Amendment Proposal, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent and will be redeemed and cancelled upon the consummation of the HZJL Business Combination. Upon the consummation of the HZJL Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time. However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with the Trust Agreement Amendment Proposal, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary General Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Merger Agreement is terminated or that the HZJL Business Combination is not consummated, and you have not redeemed your shares in connection with the Trust Agreement Amendment Proposal, you will retain the right to vote on any proposed business combination in the future when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date. If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares in connection with the Trust Agreement Amendment Proposal. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary General Meeting, you will not be able to redeem your public shares in the future, if the HZJL Business Combination is consummated prior to the Termination Date (or the Extended Date). If the HZJL Business Combination is terminated or otherwise not consummated, or if we submit any proposed business combination in the future, you will retain your right to vote on such matters when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the applicable deadline.

If the Trust Agreement Amendment Proposal is not approved and the Sponsor or its affiliates or designees decides not to fund the Trust Account to extend the time for us to complete a Business Combination, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

Approval of the Trust Agreement Amendment Proposal pursuant to the Trust Agreement requires the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

The Board has fixed the close of business on September 11, 2025 (the “Record Date”) as the date for determining Rising Dragon shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of public shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting.

Rising Dragon believes that given Rising Dragon’s expenditure of time, effort and money on the Business Combination, it is in the best interests of shareholders that Rising Dragon obtain the approval of the Trust Agreement Amendment. Rising Dragon believes a Business Combination will provide significant benefits to its shareholders.

After careful consideration of all relevant factors, the Board has determined that the Trust Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of Rising Dragon and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Rising Dragon’s directors and officers have interests in the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Units (both as defined below). See the section entitled “Extraordinary General Meeting of Rising Dragon Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, Rising Dragon urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Rising Dragon Acquisition Corp.

Sincerely,

Lulu Xing
Chairman of the Board and Chief Executive Officer
, 2025

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Trust Agreement Amendment Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF RISING DRAGON ACQUISITION CORP.
TO BE HELD ON December 12, 2025

To the Shareholders of Rising Dragon Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Rising Dragon Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Rising Dragon,” “RDAC,” “we,” “us” or “our”), will be held on December 12, 2025, at 10:00 a.m., Eastern Time. The Extraordinary General Meeting will be held in person at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 and in a virtual meeting format.

Meeting Details:

Extraordinary General Meeting-meeting webpage (information, webcast, telephone access and replay):

[*]

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: [*]

You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting [*] and entering the voter control number included on your proxy card. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless Rising Dragon determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated [*] and is first being mailed to shareholders on or about that date:

•        Proposal No. 1 — Trust Agreement Amendment Proposal — To approve, as an ordinary resolution, the Trust Agreement Amendment, as set forth in Annex A hereto, to amend the monthly Extension Payment payable by our Sponsor or its affiliates or designees into the Trust Account to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months to complete a business combination), from an amount equal to $189,750 ($0.033 per share) to an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and the vote on the Trust Agreement Amendment Proposal (the “Amended Monthly Extension Fee”). This proposal is referred to as the “Trust Agreement Amendment Proposal;”

•        Proposal No. 2 — Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Extraordinary General Meeting may deem necessary or appropriate. This proposal is referred to as “Adjournment Proposal.”

The purpose of the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide the sponsor with an incentive to make the Extension Payment required for the monthly extension that may be required for the Company to complete a Business Combination.

Rising Dragon entered into a Merger Agreement by and among Rising Dragon, PubCo, Merger Sub, HZJL, certain Principal Shareholder and Bin Xiong, which provides for a Business between Rising Dragon and HZJL. Pursuant to the Merger Agreement, the Business Combination will be effected in two steps: (i) Rising Dragon will merge with and into PubCo, with PubCo remaining as the surviving publicly traded entity; (ii) immediately following the Reincorporation Merger, Merger Sub will be merged with and into HZJL, resulting in HZJL being a wholly owned subsidiary of PubCo.

On September 26, 2025, the registration statement on Form F-4 relating to the HZJL Business Combination was declared effective by the SEC (File No. 333- 289591).

On November 20, 2025, the Company will hold the Business Combination EGM in connection with the HZJL Business Combination, where the shareholders will vote to approve the HZJL Business Combination and other matters submitted for shareholder approval at the Business Combination EGM. In connection with the Business Combination EGM, the securities tendered for redemptions will be placed in a segregated account managed by the transfer agent of the Company to be redeemed and cancelled upon the consummation of the HZJL Business Combination.

The Company is currently working diligently with HZJL and the other parties to complete the HZJL Business Combination.

You are not being asked to vote on a Business Combination at this time.

The Articles of Association and Trust Agreement currently provide that the Company has 15 months from the closing of this offering to consummate a Business Combination. The Company has the right to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months to complete a business combination). In order to extend the Combination Period, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $189,750 ($0.033 per share) on or prior to the date of the applicable deadline, for each one month extension (or up to an aggregate of $1,138,500 if we extend for the full six months).

If the Trust Agreement Amendment Proposal is approved, the Company shall have the right to extend, by resolution of the Board, the Combination Period from January 15, 2026 (the “Termination Date”) to July 15, 2026 (the “Extended Date”), upon five days’ advance notice prior to the applicable deadline, up to six (6) times for an additional one (1) month each time, by depositing into the Trust Account the Amended Monthly Extension Fee for each one-month extension.

The Board has determined that it is in the best interests of Rising Dragon to seek the Trust Agreement Amendment and have Rising Dragon shareholders approve the Trust Agreement Amendment Proposal to provide the Sponsor with an incentive to make the Extension Payment required for the monthly extension that may be required for the Company to complete a Business Combination. The Board believes that it is in the best interests of Rising Dragon shareholders that the approval of the Trust Agreement Amendment be obtained so that, Rising Dragon will have an additional amount of time to consummate a Business Combination. Without the Trust Agreement Amendment, our Sponsor may choose not to make the Extension Payment and Rising Dragon may not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Trust Agreement Amendment Proposal is approved, the Sponsor or its affiliates or designees will contribute the Amended Monthly Extension Fee to the Company as a loan for the Company to deposit the funds into the Trust Account as the Extension Payment, upon five days’ advance notice prior to the applicable deadlines, and to extend the Combination Period for an additional one (1) month period each time for up to six (6) times. The loan will bear no interest and will be repayable by the Company to the Sponsor upon consummation of a Business Combination in cash. The loan will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate a Business Combination except to the extent of any funds held outside of the Trust Account. If the Company’s Board otherwise determines that the Company will not be able to consummate a Business Combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Trust Agreement Amendment Proposal is not approved.

As contemplated by the Articles of Association, the holders of Rising Dragon public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination (the “Redemption”). You may elect to redeem your public shares in connection with the Extraordinary General Meeting.

On [*], the redemption price per public share was approximately $[*]. The closing price of the ordinary shares on Nasdaq on [*] was $[*]. Rising Dragon cannot assure shareholders that they will be able to sell their public shares in the open market, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with the Trust Agreement Amendment Proposal, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent and will be redeemed and cancelled upon the consummation of the HZJL Business Combination. Upon the consummation of the HZJL Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time. However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with the Trust Agreement Amendment Proposal, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary General Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Merger Agreement is terminated or that the HZJL Business Combination is not consummated, and you have not redeemed your shares in connection with the Trust Agreement Amendment Proposal, you will retain the right to vote on any proposed business combination in the future when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date. If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares in connection with the Trust Agreement Amendment Proposal. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary General Meeting, you will not be able to redeem your public shares in the future, if the HZJL Business Combination is consummated prior to the Termination Date (or the Extended Date). If the HZJL Business Combination is terminated or otherwise not consummated, or if we submit any proposed business combination in the future, you will retain your right to vote on such matters when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the applicable deadline.

If the Trust Agreement Amendment Proposal is not approved and the Sponsor or its affiliates or designees decides not to fund the Trust Account to extend the time for us to complete a Business Combination., we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

To exercise your redemption rights, you must tender your public shares to Rising Dragon’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your public shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the public shares from your account in order to exercise your redemption rights.

The approval of the Trust Agreement Amendment Proposal pursuant to the Trust Agreement requires the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Record holders of ordinary shares at the close of business on September 11, 2025 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 7,499,375 issued and outstanding ordinary shares. The holders of Rising Dragon’s rights do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, Rising Dragon urges you to read this material carefully and vote your shares.

This proxy statement is dated [*] and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Rising Dragon Acquisition Corp.

Sincerely,

Lulu Xing
Chairman of the Board and Chief Executive Officer
, 2025

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Rising Dragon’s current views with respect to, among other things, Rising Dragon’s capital resources and results of operations. Likewise, Rising Dragon’s financial statements and all of Rising Dragon’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Rising Dragon’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Rising Dragon does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        Rising Dragon’s ability to complete a Business Combination;

•        the anticipated benefits of a Business Combination;

•        the volatility of the market price and liquidity of the ordinary shares and other securities of Rising Dragon;

•        the use of funds not held in the Trust Account or available to Rising Dragon from interest income on the Trust Account balance.

While forward-looking statements reflect Rising Dragon’s good faith beliefs, they are not guarantees of future performance. Rising Dragon disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Rising Dragon’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Rising Dragon’s final prospectus filed with the SEC on October 11, 2024 in connection with Rising Dragon’s initial public offering, as amended by other reports Rising Dragon filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Rising Dragon (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.     Why am I receiving this proxy statement?

A.     Rising Dragon is a blank check company formed under the laws of the Cayman Islands on March 8, 2024, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles of Association provides for the return of the proceeds from Rising Dragon’s IPO held in trust to the holders of the public shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date.

The Articles of Association and Trust Agreement currently provide that the Company has 15 months from the closing of this offering to consummate a Business Combination. The Company has the right to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months to complete a business combination). In order to extend the Combination Period, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $189,750 ($0.033 per share) (or up to an aggregate of $1,138,500 if we extend for the full six months) on or prior to the date of the applicable deadline, for each one month extension. If the Trust Agreement Amendment Proposal is approved, the Company shall have the right to extend, by resolution of the Board, the Combination Period from January 15, 2026 to July 15, 2026, up to six (6) times for an additional one (1) month each time, by depositing into the Trust Account the Amended Monthly Extension Fee for each one-month extension.

The Board has determined that it is in the best interests of the Company to seek the Trust Agreement Amendment to provide the Sponsor with an incentive to make the Extension Payment for the monthly extension that may be required for the Company to complete the Business Combination. Without the Trust Agreement Amendment, our Sponsor or its affiliates may choose not to make the Extension Payment and Rising Dragon may not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

After consultation with our Sponsor, the Company’s management has reasons to believe that, if the Trust Agreement Amendment Proposal is approved, the Sponsor or its affiliates or designees will contribute the Amended Monthly Extension Fee to the Company as a loan for the Company to deposit the funds into the Trust Account as the Extension Payment.

Rising Dragon believes that it is in the best interests of Rising Dragon shareholders to continue Rising Dragon’s existence until the Extended Date, if necessary, in order to allow Rising Dragon additional time to complete a Business Combination and is therefore holding this Extraordinary General Meeting.

Q.     When and where is the Extraordinary General Meeting?

A.     The Extraordinary General Meeting will be held on December 12, 2025, at 10:00 a.m., Eastern Time at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 and via live webcast at [*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Q.     What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.     You can attend the Extraordinary General Meeting via the Internet by visiting [*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.     What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.     Rising Dragon shareholders are being asked to consider and vote on the following proposals:

•        Proposal No. 1 — Trust Agreement Amendment Proposal — To approve, as an ordinary resolution, the Trust Agreement Amendment, as set forth in Annex A hereto, to amend the monthly Extension Payment payable by our Sponsor or its affiliates or designees into the Trust Account to extend the Combination

Period up to six times, each by an additional one month (for a total of up to 21 months to complete a business combination), from an amount equal to $189,750 ($0.033 per share) to an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and the vote on the Trust Agreement Amendment Proposal.

•        Proposal No. 2 — Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Extraordinary General Meeting may deem necessary or appropriate.

Q.     Are the proposals conditioned on one another?

A.     The Trust Agreement Amendment Proposal and the Adjournment Proposal are not conditioned upon each other.

Q.     Why is Rising Dragon proposing the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.     The purpose of the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide the Sponsor with an incentive to make the Extension Payment required for the monthly extension that may be required for the Company to complete a Business Combination.

The Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. If the Trust Agreement Amendment Proposal is not approved and the Sponsor or its affiliates decides not to fund the Trust Account to extend the time for us to complete a Business Combination., we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

The Board believes that it is in the best interests of Rising Dragon shareholders that the Trust Agreement Amendment be obtained so that the Sponsor will make the Extension Payment and the Company will have an additional amount of time to consummate a Business Combination. Given the Company’s expenditure of time, effort and money on the Business Combination, it is in the best interests of Rising Dragon shareholders to approve the Trust Agreement Amendment. Rising Dragon believes a Business Combination will provide significant benefits to its shareholders.

You are not being asked to vote on a Business Combination at this Extraordinary General Meeting. If you want to ensure your public shares are redeemed in the event the Trust Agreement Amendment Proposal is approved, you should elect to “redeem” your public shares in connection with the Extraordinary General Meeting.

If the Trust Agreement Amendment Proposal is not approved by Rising Dragon shareholders, Rising Dragon may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by Rising Dragon shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Trust Agreement Amendment Proposal.

Q.     What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.     Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles of Association and, pursuant to the Trust Agreement, requires the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the ordinary shares present in person or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon and the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, a shareholder’s failure to vote by proxy or to vote oneself at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the proposals. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the proposals. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding ordinary shares representing a majority of the voting power of all issued and outstanding ordinary shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the proposals.

Q.     Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.     Rising Dragon believes shareholders will benefit from Rising Dragon consummating a Business Combination. The Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. The purpose of the Trust Agreement Amendment Proposal is to provide the Sponsor with an incentive to make the Extension Payment required for the monthly extension that may be required for the Company to complete a Business Combination.

The Board believes that it is in the best interests of Rising Dragon shareholders that the Trust Agreement Amendment be obtained so that the Sponsor will make the Extension Payment and the Company will have an additional amount of time to consummate a Business Combination.

Without the Trust Agreement Amendment, if the Sponsor or its affiliates or designees decides not to fund the Trust Account to extend the time for us to complete a Business Combination, and Rising Dragon is not able to complete a Business Combination on or before the Termination Date and would be forced to liquidate.

The Company believes that given the Company’s expenditure of time, effort and money on a Business Combination, it is in the best interests of shareholders that Rising Dragon obtain the approval of the Trust Agreement Amendment Proposal. Rising Dragon believes a Business Combination will provide significant benefits to its shareholders.

Q.     Why should I vote “FOR” the Adjournment Proposal?

A.     If the Adjournment Proposal is not approved by shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Trust Agreement Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.     How will the initial shareholders vote?

A.     The initial shareholders have advised Rising Dragon that they intend to vote any ordinary shares over which they have voting control, in favor of the Trust Agreement Amendment Proposal and the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any shares they hold in connection with the Trust Agreement Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 1,691,875 ordinary shares, representing approximately 22.56% of Rising Dragon’s issued and outstanding shares.

Q.     What if I do not want to vote “FOR” the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.     If you do not want the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the proposals.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of any vote on the proposals.

Q.     What happens if the Trust Agreement Amendment Proposal is not approved?

A.     If there are insufficient votes to approve the Trust Agreement Amendment Proposal, Rising Dragon may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Agreement Amendment.

The Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. If the Trust Agreement Amendment Proposal is not approved and the Sponsor or its affiliates decides not to fund the Trust Account to extend the time for us to complete a Business Combination., we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

The Sponsor and the officers, directors and the initial shareholders of Rising Dragon waived their rights to participate in any liquidation distribution with respect to the shares they beneficially own. There will be no distribution from the Trust Account with respect to Rising Dragon’s rights, which will expire worthless in the event Rising Dragon dissolves and liquidates the Trust Account.

Q.     If the Trust Agreement Amendment Proposal is approved, what happens next?

A.     If the Trust Agreement Amendment Proposal is approved, Rising Dragon will continue to attempt to consummate a Business Combination until January 15, 2026, the Termination Date. The Company shall have the right to extend, by resolution of the Board, the Combination Period from January 15, 2026 to July 15, 2026, up to six (6) times for an additional one (1) month each time, by depositing into the Trust Account the Amended Monthly Extension Fee for each one-month extension.

If the Trust Agreement Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed public shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Rising Dragon held by Rising Dragon’s officers, directors, the Sponsor and its affiliates.

Q.     If I elected to redeem my shares in connection with the Business Combination EGM, what happens with my redemption request?

A.     If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with the Trust Agreement Amendment Proposal, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent and will be redeemed and cancelled upon the consummation of the HZJL Business Combination. Upon the consummation of the HZJL Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time.

However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with the Trust Agreement Amendment Proposal to receive pro rata portion of the funds available in the Trust Account at this time, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary General Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Merger Agreement is terminated or that the HZJL Business Combination is not consummated, and you have not redeemed your shares in connection with the Trust Agreement Amendment Proposal, you will be able to vote on a future business combination when it is submitted to shareholders and retain your right to redeem the public shares then held by you upon consummation of such business combination, subject to any limitations set forth in the Articles of Association.

Q.     If I had not elected to redeem my shares in connection with the Business Combination EGM, what happens?

A.     If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares now in connection with the Trust Agreement Amendment Proposal. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary General Meeting, you may not be able to redeem your shares in the future, provided that the HZJL Business Combination is consummated.

In the event that (x) you have not redeemed your shares in connection with the Business Combination EGM, (y) choose not exercise your redemption rights now in connection with this Extraordinary General Meeting, and (z) the HZJL Business Combination is terminated or otherwise not consummated, assuming you are a shareholder as of the record date for voting on a business combination, you will be able to vote on a business combination when it is submitted to shareholders. You will also retain your right to redeem the public shares then held by you upon consummation of such business combination, subject to any limitations set forth in the Articles of Association.

Q.     What if you reverse or withdraw your previous redemption request in connection with the HZJL Business Combination in order to redeem your shares in connection with this Extraordinary General Meeting and we complete the HZJL Business Combination prior to the Extraordinary General Meeting or we do not hold the Extraordinary General Meeting?

A.     As provided elsewhere in the proxy statement, if you have elected to redeem your shares in connection with the Business Combination EGM previously but wish to redeem your shares now in connection with the Extraordinary General Meeting/Trust Agreement Amendment Proposal, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary General Meeting.

However, there is no assurance that we will hold the Extraordinary General Meeting and implement the proposals, if, for example, we consummate the HZJL Business Combination prior to the Extraordinary General Meeting.

Therefore, depending on the timing and sequence of the events:

If we consummate the HZJL Business Combination prior to this Extraordinary General Meeting, the Extraordinary General Meeting and the proposals will not be implemented:

•        Any redemption request originally submitted in connection with the HZJL Business Combination will automatically be redeemed in connection with the consummation of the HZJL Business Combination. Even if you have reversed or withdrawn such request in order to redeem in connection with this Extraordinary General Meeting, your redemption request tendered in connection with the HZJL Business Combination will still be processed.

•        Any public shares not originally tendered for redemptions in connection with the HZJL Business Combination will not be redeemed and will be cancelled and exchanged into such PubCo ordinary shares as contemplated under the Business Combination Agreement.

If we do not consummate the HZJL Business Combination prior to this Extraordinary General Meeting and do not hold the Extraordinary General Meeting and implement the proposals on or before the Termination Date:

•        The Company still has the right to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months). In order to extend the Combination Period, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $189,750 ($0.033 per share) on or prior to the date of the applicable deadline, for each one-month extension. If the Sponsor or its affiliates decides not to fund the Trust Account to extend the Combination Period, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

If the Extraordinary General Meeting is organized and the proposals are implemented, irrespective of when or whether the HZJL Business Combination is consummated:

•        Any redemption request submitted in connection with this Extraordinary General Meeting (including any redemption request submitted after reversal/withdrawal of previous redemptions tendered in connection with the HZJL Business Combination) will be effectuated and executed following the Extraordinary General Meeting and adoption of the Trust Agreement Amendment.

•        Any redemption requests originally submitted in connection with the HZJL Business Combination and not reversed or withdrawn in connection with this Extraordinary General Meeting will remain outstanding, pending the consummation of the HZJL Business Combination.

•        Any public shares not tendered for redemptions in connection with the HZJL Business Combination or in connection with this Extraordinary General Meeting will not be redeemed, and will be cancelled and exchanged into such PubCo ordinary shares if we complete the HZJL Business Combination, or redeemed if we cannot complete a business combination timely and cease all operations.

Q.     Do I need to request that my shares be redeemed regardless of whether I vote for or against the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.     Yes. Whether you vote for or against the Trust Agreement Amendment Proposal and the Adjournment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your public shares.

Q.     May I change my vote after I have mailed my signed proxy card?

A.     Yes. You may change your vote at any time before your proxy is voted at the Extraordinary General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by attending the Extraordinary General Meeting in person by virtual attendance and casting your vote by hand or by ballot (as applicable) or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Extraordinary General Meeting. If you hold your shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

ADVANTAGE PROXY, INC.

P.O. Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

Q.     How are votes counted?

A.     Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles of Association and, pursuant to the Trust Agreement, requires the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the ordinary shares and the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have no effect on outcome of any vote on the Trust Agreement Amendment Proposal and the Adjournment Proposal.

Q.     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Rising Dragon believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Trust Agreement Amendment Proposal and the Adjournment Proposal.

Q.     What constitutes a quorum at the Extraordinary General Meeting?

A.     Shareholders representing a majority of the issued and outstanding ordinary shares as of the record date and entitled to vote at the Extraordinary General Meeting must be present in person or represented by proxy in order to hold the Extraordinary General Meeting and conduct business. This is called a quorum. Ordinary shares will be counted for purposes of determining if there is a quorum if the shareholder (i) is present and entitled to vote at the meeting, or (ii) has properly submitted a proxy card or voting instructions through a broker, bank or custodian. If a quorum is not present within half an hour from the time appointed for the Extraordinary General Meeting to commence, the Extraordinary General Meeting will be adjourned to the same day in the next week at the same time and place or to such other time and place as the directors may determine. And if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present shall be a quorum.

Q.     What do I need to do now?

A.     Rising Dragon urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and consider how the proposals will affect you as a Rising Dragon shareholder. You should vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.     How can I vote?

A.     If you were a holder of record of ordinary shares on September 11, 2025, the Record Date, you may vote with respect to the proposals in person by virtual attendance at the Extraordinary General Meeting, or by submitting a proxy by mail so that it is received prior to 10 a.m. Eastern Time on December 12, 2025, in accordance with the instructions provided to you under the section titled “The Extraordinary General Meeting.” If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, your broker or bank or other nominee may provide voting instructions (including any telephone or Internet voting instructions). You should contact your broker, bank or nominee in advance to ensure that votes related to the shares you beneficially own will be properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person by virtual attendance, obtain a proxy from your broker, bank or nominee.

Q.     Do I need to attend the Extraordinary General Meeting to vote my shares?

A.     No. You are invited to attend the Extraordinary General Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Extraordinary General Meeting to vote your ordinary shares. Instead, you may submit your proxy by signing, dating and returning the applicable enclosed proxy card in the pre-addressed postage paid envelope. Your vote is important. Rising Dragon encourages you to vote as soon as possible after carefully reading this proxy statement/prospectus.

Q.     Does the Board recommend voting “FOR” the approval of the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.     Yes. After careful consideration of the terms and conditions of the Trust Agreement Amendment Proposal and the Adjournment Proposal, the Board has determined that the proposals are in the best interests of Rising Dragon and its shareholders. The Board unanimously recommends that Rising Dragon shareholders vote “FOR” these proposals.

Q.     What interests do Rising Dragon’s directors and officers have in the approval of the Trust Agreement Amendment Proposal?

A.     Rising Dragon’s directors and officers have interests in the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of the securities of Rising Dragon it owns. See the section entitled “Extraordinary General Meeting of Rising Dragon Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.     Do I have appraisal rights or dissenters’ rights if I object to the Trust Agreement Amendment Proposal?

A.     No. There are no appraisal rights available to Rising Dragon shareholders in connection with the Trust Agreement Amendment Proposal.

Q.     If I own a public right, can I exercise redemption rights with respect to my public rights?

A.     No. The holders of public rights issued in connection with the Company’s IPO have no redemption rights with respect to such public rights.

Q.     If I am a unit holder, can I exercise redemption rights with respect to my units?

A.     No. Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to the Trustee with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one frill business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.     How do I exercise my redemption rights?

A.     If you are a public shareholder and you seek to have your shares redeemed, you must (i) demand, no later than 5:00 p.m., Eastern Time on December 10, 2025 (two business days before the Extraordinary General Meeting), that Rising Dragon redeem your shares for cash, and (ii) submit your request in writing to Rising Dragon’s transfer agent, at the address listed at the end of this section and deliver your shares to Rising Dragon’s transfer agent (physically, or electronically using the DWAC (Deposit/Withdrawal At Custodian) system) at least two business days prior to the vote at the Extraordinary General Meeting.

Any corrected or changed written demand of redemption rights must be received by Rising Dragon’s transfer agent two business days prior to the Extraordinary General Meeting. No demand for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent at least two business days prior to the vote at the Extraordinary General Meeting.

Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of ordinary shares as of the record date. Any public shareholder who holds ordinary share on or before December 10, 2025 (two (2) business days before the Extraordinary General Meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the trust account, less any taxes then due but not yet paid, at the consummation of the Business Combination. If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Q.     What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.     You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to Rising Dragon shareholders for a Business Combination Extraordinary General Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Extraordinary General Meeting.

Q.     Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.     Rising Dragon will pay the cost of soliciting proxies for the Extraordinary General Meeting. Rising Dragon has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting.

Q.     Who can help answer my questions?

A.     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Rising Dragon Acquisition Corp.
No. 604, Yixing Road, Wanbolin District
Taiyuan City, Shanxi Province, P.R. China
Attention: Wenyi Shen — Chief Financial Officer
Email: woody.shen@hywincapital.cn

You may also contact the proxy solicitor for Rising Dragon at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Email: ksmith@advantageproxy.com

To obtain timely delivery, Rising Dragon shareholders must request the materials no later than December 5, 2025, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about Rising Dragon from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your public shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on December 10, 2025 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your public shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF RISING DRAGON SHAREHOLDERS

This proxy statement is being provided to Rising Dragon shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of Rising Dragon shareholders to be held on December 12, 2025, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [*] to all shareholders of record of Rising Dragon as of September 11, 2025, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned ordinary shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 10:00 a.m., Eastern Time, on December 12, 2025 at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 and via live webcast by visiting [*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, Rising Dragon shareholders will consider and vote on the following proposals:

•        Proposal No. 1 — Trust Agreement Amendment Proposal — To approve, as an ordinary resolution, the Trust Agreement Amendment, as set forth in Annex A hereto, to amend the monthly Extension Payment payable by our Sponsor or its affiliates or designees into the Trust Account to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months to complete a business combination), from an amount equal to $189,750 ($0.033 per share) to an amount equal to the lesser of (i)$100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and the vote on the Trust Agreement Amendment Proposal. This proposal is referred to as the “Trust Agreement Amendment Proposal;” and

•        Proposal No. 2 — Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Extraordinary General Meeting may deem necessary or appropriate.

Voting Power; Record Date

As a shareholder of Rising Dragon, you have a right to vote on certain matters affecting Rising Dragon. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own ordinary shares at the close of business on September 11, 2025, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each ordinary share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,499,375 ordinary shares issued and outstanding.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

A quorum of Rising Dragon shareholders is necessary to hold a valid meeting. A quorum will be present at the Extraordinary General Meeting if a majority of the issued and outstanding ordinary shares of Rising Dragon as of the record date present in person by virtual attendance or represented by proxy and entitled to vote at the Extraordinary General Meeting. A Rising Dragon shareholder present in person by virtual attendance or represented by proxy and abstaining from voting at the Extraordinary General Meeting will count as present for the purposes of establishing a quorum but broker non-votes will not.

The approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles of Association and, pursuant to the Trust Agreement, requires the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the issued and outstanding ordinary shares present in person or represented by proxy at the Extraordinary General Meeting and the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Trust Agreement Amendment Proposal and Adjournment Proposal.

It is possible that Rising Dragon will not be able to complete its Business Combination on or before the Termination Date, or by the Extended Date if the Trust Agreement Amendment Proposal is approved. If Rising Dragon fails to complete its initial business combination (i) on or before the Termination Date, and it does not choose to extend the Combination Period pursuant to the current Articles of Association and Trust Agreement, or (ii) by the Extended Date if the Trust Agreement Amendment is approved, Rising Dragon will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of public shares.

Voting Your Shares — Shareholders of Record

Each ordinary share that you own in your name entitles you to one vote for each proposal on which such shares are entitled to vote at the Extraordinary General Meeting. Your proxy card shows the number of ordinary shares that you own.

There are two ways to ensure that your ordinary shares are voted at the Extraordinary General Meeting:

•        You can cause your shares to be voted by signing and returning the enclosed proxy card. If you submit your proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by the Board “FOR” the Trust Agreement Amendment Proposal and Adjournment Proposal. Votes received after a matter has been voted upon at the Extraordinary General Meeting will not be counted.

•        You can attend the Extraordinary General Meeting by virtual attendance and vote during the meeting even if you have previously voted by submitting a proxy as described above. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE TRUST AGREEMENT AMENDMENT PROPOSAL AND ADJOURNMENT PROPOSAL. IN ORDER TO REDEEM YOUR SHARES, YOU MUST TENDER YOUR SHARES TO OUR TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE EXTRAORDINARY GENERAL MEETING. YOU MAY TENDER YOUR SHARES FOR REDEMPTION BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE TENDERED SHARES WILL NOT BE REDEEMED FOR CASH AND WILL BE RETURNED TO THE APPLICABLE SHAREHOLDER. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BROKER OR BANK TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares, and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Rising Dragon. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to Mark Zimkind at mzimkind@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC
Attn: Mark Zimkind
1 State Street, 30th Floor
New York, NY 10004

You will receive a confirmation of your registration by email after Rising Dragon receives your registration materials. You may attend the Extraordinary General Meeting by visiting https://www.cstproxyvote.com and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. Rising Dragon encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, on December 12, 2025 at 10:00 a.m. Eastern Time and virtually via live webcast on the Internet. You will be able to attend the Extraordinary General Meeting virtually by visiting [*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        if you are a record holder, you may notify our proxy solicitor, Advantage Proxy, Inc., in writing before the Extraordinary General Meeting that you have revoked your proxy; or

•        you may attend the Extraordinary General Meeting by virtual attendance, revoke your proxy, and vote during the meeting, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Trust Agreement Amendment Proposal and the Adjournment Proposal.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your ordinary shares, you may call Advantage Proxy, Inc., Rising Dragon’s proxy solicitor, with individual call toll-free at 1-877-870-8565 and banks and brokers call at 1-206-870-8565; Email: ksmith@advantageproxy.com.

Redemption Rights

In connection with the Trust Agreement Amendment Proposal and contingent upon the approval of the Trust Agreement Amendment Proposal, each holder of public shares may seek to redeem its public shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your Redemption rights, you will be exchanging your public shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•        if you hold units, separate the underlying public shares, and public rights;

•        on or before 5:00 p.m., Eastern Time, on December 10, 2025 (two business days before the Extraordinary General Meeting), tender your shares physically or electronically and submit a request in writing that Rising Dragon redeem your public shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•        deliver your public shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Trust Agreement Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to the Trustee, with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a public share by holders of public shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[*] million as of [*]. Prior to their exercising Redemption rights, Rising Dragon shareholders should verify the market price of the public shares, as shareholders may receive higher proceeds from the sale of their public shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your public shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the public shares when you wish to sell your shares.

If you exercise your Redemption rights, your public shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Rising Dragon, if any. You will be entitled to receive cash for your public shares only if you properly and timely demand redemption.

If the Trust Agreement Amendment Proposal is not approved and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, Rising Dragon will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of public shares and all of Rising Dragon’s rights will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Trust Agreement Amendment Proposal and the Adjournment Proposal does not affect the right of shareholders to elect to redeem their public shares in connection with a Business Combination, which is a separate and additional redemption right available to Rising Dragon shareholders.

If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with the Trust Agreement Amendment Proposal, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent and will be redeemed and cancelled upon the consummation of the HZJL Business Combination. Upon the consummation of the HZJL Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time. However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with the Trust Agreement Amendment Proposal, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary General Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Merger Agreement is terminated or that the HZJL Business Combination is not consummated, and you have not redeemed your shares in connection with the Trust Agreement Amendment Proposal, you will retain the right to vote on any proposed business combination in the future when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date. If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares in connection with the Trust Agreement Amendment Proposal. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary General Meeting, you will not be able to redeem your public shares in the future, if the HZJL Business Combination is consummated prior to the Termination Date (or the Extended Date). If the HZJL Business Combination is terminated or otherwise not consummated, or if we submit any proposed business combination in the future, you will retain your right to vote on such matters when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the applicable deadline.

Appraisal Rights

There are no appraisal rights available to Rising Dragon shareholders in connection with the Trust Agreement Amendment Proposal.

Proxy Solicitation Costs

We are soliciting proxies on behalf of the Board. This solicitation is being made by mail but also may be made by telephone or in person. Rising Dragon and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Any solicitation made and information provided in such a solicitation will be consistent with the written proxy statement/prospectus and proxy card. Advantage Proxy, Inc., a proxy solicitation firm that Rising Dragon has engaged to assist it in soliciting proxies, will be paid its customary fee and be reimbursed out-of-pocket expenses.

Rising Dragon will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Rising Dragon will reimburse them for their reasonable expenses.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Trust Agreement Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in a Business Combination that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

•        If the Trust Agreement Amendment Proposal is not approved, Rising Dragon still has the right to extend the Business Combination Period by six (6) times for an additional one (1) month each time from January 15, 2026 (i.e., 15 months from the consummation of the IPO) up to July 15, 2026 (i.e., 21 months from the consummation of the IPO) by depositing into the Trust Account $189,750 ($0.033 per share) on or prior to the date of the applicable deadline, for each one month extension.

•        If the Trust Agreement Amendment Proposal is approved, the amount of money needed to extend the time to complete a business combination would be significantly reduced to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share for each month.

•        If Rising Dragon is not able to complete a business combination on time, it will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding Rising Dragon public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the 1,437,500 founder shares (the “Founder Shares”) held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $[*] million based upon the closing price of $[*] per share on Nasdaq on [*].

•        Simultaneously with the consummation of the IPO, Rising Dragon consummated the private sale of 254,375 private units (the “Private Units”) to the Sponsor at a price of $10.00 per unit, for an aggregate purchase price of $2,543,750. Each Private Unit is identical to the public units sold in IPO. Such Private Units have an aggregate market value of approximately $[*] based upon the closing per unit price of $[*] on Nasdaq on [*]. The Private Units, including the underlying securities, will become worthless if Rising Dragon does not consummate a business combination by the Termination Date (or the Extended Date if extended).

•        The Sponsor paid significantly less for its Founders Shares. Prior to the consummation of the IPO, Sponsor purchased 1,437,500 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.017 per share.

•        The Sponsor paid an aggregate of $2,568,750 to purchase the Founder Shares and Private Units. If Rising Dragon is unable to complete a Business Combination within the required time period, the value of the Founder Shares and the Private Units, comprised of (a) $[*] million representing the market value of Founder Shares, and (b) $[*] representing the market value of Private Units, would be lost. Certain Rising Dragon directors and executive officers have indirect economic interests in the Private Units and in the Founder Shares.

•        The Sponsor has agreed not to redeem any ordinary shares, held by it in connection with a shareholder vote to approve a Business Combination.

•        The Sponsor and Rising Dragon’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Rising Dragon fails to complete a Business Combination by the Termination Date (or the Extended Date if extended).

•        The continued indemnification of current directors and officers of Rising Dragon and the continuation of directors’ and officers’ liability insurance after a Business Combination.

Additionally, if the Trust Agreement Amendment Proposal is approved and Rising Dragon consummates a Business Combination, the officers and directors of Rising Dragon may have additional interests as described in the proxy statement/prospectus for the HZJL Business Combination.

Certain Risks

There are no assurances that the Trust Agreement Amendment will enable us to complete the Business Combination.

Even if the Trust Agreement Amendment is approved, we can provide no assurances that the Sponsor will fund the Trust Account to extend the Combination Period, and a Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer shareholders the opportunity to redeem shares in connection with the Trust Agreement Amendment Proposal, and we will also be required to offer shareholders redemption rights in connection with any shareholder vote to approve the initial business combination. Even if the Trust Agreement Amendment or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Trust Agreement Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete a Business Combination and instead be required to liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete a Business Combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our units, shares and rights following such a transaction, and our rights would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

We may not be able to complete a Business Combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

The sponsor, Aurora Beacon LLC, a Cayman Islands limited liability company’s ultimate beneficial owner is a citizen and a resident of the PRC. Our Chief Executive Officer and Chairman, Chief Financial Officer and two of our independent directors are residents and citizens of China. One executive director is a citizen and resident of Hong Kong, and one of our independent directors is a citizen and resident of Taiwan. One of our independent directors is a citizen and a resident of the US. Most of our management and board of directors are not U.S. citizens. Therefore, we may be considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over us for purposes of CFIUS’ regulations. As such, a Business Combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete our Business Combination by the Termination Date, because the review process drags on beyond such timeframe or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $[    ] per share (including interest not previously released to Rising Dragon to pay its taxes), without taking into account any interest earned after [    ] and our rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If our initial business combination involves a company organized under the laws of a state of the United States, it is possible a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our ordinary shares after or in connection with such initial business combination.

On August 16, 2022, the IRA became law in the United States, which, among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The excise tax will apply to stock repurchases occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax; however, only limited guidance has been issued to date.

As an entity incorporated as a Cayman Islands exempted company, the 1% excise tax is not expected to apply to redemptions of our ordinary shares, including redemptions related to extension votes, a business combination in which we remain a Cayman Islands exempted company or otherwise (absent any regulations and other additional guidance that may be issued in the future with retroactive effect). Even in the event such a tax was to be imposed, the proceeds placed in the trust account and the interest earned thereon shall not be used to pay for possible excise tax.

However, in connection with an initial business combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a Delaware corporation prior to certain redemptions and, because our securities are trading on the Nasdaq, it is possible that we will be subject to the excise tax with respect to any subsequent redemptions, including redemptions related to extension votes or in connection with the initial business combination, that are treated as repurchases for this purpose (other than, pursuant to recently issued guidance from the U.S. Department of the Treasury, redemptions in complete liquidation of the company). In all cases, the extent of the excise tax that may be incurred will depend on a number of factors, including the fair market value of our stock redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of any regulations and other additional guidance from the U.S. Department of the Treasury that may be issued and applicable to the redemptions. Issuances of stock by a repurchasing corporation in a year in which such corporation repurchases stock may reduce the amount of excise tax imposed with respect to such repurchase. The excise tax is imposed on the repurchasing corporation itself, not the shareholders from which stock is repurchased. The imposition of the excise tax as a result of redemptions in connection with the initial business combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial business combination, which could cause the other shareholders of the combined company to economically bear the impact of such excise tax.

PROPOSAL NO. 1 — THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The Articles of Association and Trust Agreement currently provide that the Company has 15 months from the closing of this offering to consummate a Business Combination. The Company has the right to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months to complete a business combination). In order to extend the Combination Period, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $189,750 ($0.033 per share) on or prior to the date of the applicable deadline, for each one-month extension.

The proposed Trust Agreement Amendment would amend our existing Trust Agreement to amend the monthly Extension Payment payable by our Sponsor or its affiliates or designees into the Trust Account from an amount equal to $189,750 ($0.033 per share) to an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and the vote on the Trust Agreement Amendment Proposal. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Agreement Amendment

Under the Trust Agreement Amendment Proposal, the Company is seeking the approval of its shareholders to reduce the amount it must deposit into the Trust Account to be equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and the vote on the Trust Agreement Amendment Proposal.

On January 27, 2025, Rising Dragon entered into a Merger Agreement by and among Rising Dragon, PubCo, Merger Sub, HZJL, certain Principal Shareholder and Bin Xiong, which provides for a Business between Rising Dragon and HZJL. On September 26, 2025, the registration statement on Form F-4 relating to the HZJL Business Combination was declared effective by the SEC (File No. 333- 289591).

On November 20, 2025, the Company will hold the Business Combination EGM in connection with the HZJL Business Combination, where the shareholders will vote to approve the HZJL Business Combination and other matters submitted for shareholder approval at the Business Combination EGM. The Company is currently working diligently with HZJL and the other parties to complete the HZJL Business Combination.

The Board believes that the approval of the Trust Agreement Amendment Proposal will provide the Sponsor with an incentive to fund the Extension Payment required for the monthly extension that may be required for the Company to complete the Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve the proposal to incentivize the Sponsor to fund such Extension Payments and provide such monthly extensions as may be required for us to complete a Business Combination by or before July 15, 2026, which will provide our shareholders with the opportunity to participate in a Business Combination.

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Trust Agreement Amendment Proposal is fair to, and in the best interests of, Rising Dragon and its shareholders. The Board has approved and declared advisable adoption of the Trust Agreement Amendment Proposal and recommends that you vote “FOR” such adoption.

If the Trust Agreement Amendment Is Not Approved

If the Trust Agreement Amendment is not approved, Rising Dragon still has the right to extend the Business Combination Period by six (6) times for an additional one (1) month each time from January 15, 2026 (i.e., 15 months from the consummation of the IPO) up to July 15, 2026 (i.e., 21 months from the consummation of the IPO) by depositing into the Trust Account $189,750 ($0.033 per share) on or prior to the date of the applicable deadline, for each one month extension. The Sponsor or its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their shares. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account, except to the extent provided under the Trust Agreement.

If the Trust Agreement Amendment Proposal is not approved and the Sponsor or its affiliates or designees decides not to fund the Trust Account to extend the Combination Period, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

If the Trust Agreement Amendment Is Approved

If the Trust Agreement Amendment Proposal is approved, the Company shall have the right to extend, by resolution of the Board, the Combination Period from January 15, 2026 up to July 15, 2026, up to six (6) times for an additional one (1) month each time by depositing into the Trust Account the Amended Monthly Extension Fee. The Trust Account will not be disbursed except to the extent any redemptions are made in connection with this Extraordinary General Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete a Business Combination by the applicable termination date. The Company will then continue to attempt to consummate a Business Combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate a Business Combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the issued and outstanding ordinary shares present in person or represented by proxy at the Extraordinary General Meeting will be required to approve the Trust Agreement Amendment Proposal.

Redemption Rights

In connection with the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Trust Agreement Amendment, each public shareholder may seek to redeem its public shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•        if you hold units, separate the underlying public shares and public rights;

•        on or before two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that Rising Dragon redeem your public shares for cash to the Trustee, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•        deliver your public shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Trust Agreement Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to the Trustee, with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a public share by Rising Dragon’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[*] million as of [*]. Prior to their exercising redemption rights, Rising Dragon shareholders should verify the market price of the public shares, as shareholders may receive higher proceeds from the sale of their shares of public shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your public shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the public shares when you wish to sell your shares.

If you exercise your redemption rights, your public shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Rising Dragon, if any. You will be entitled to receive cash for your public shares only if you properly and timely demand redemption.

If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with the Trust Agreement Amendment Proposal, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent and will be redeemed and cancelled upon the consummation of the HZJL Business Combination. Upon the consummation of the HZJL Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time. However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with the Trust Agreement Amendment Proposal, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary General Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Merger Agreement is terminated or that the HZJL Business Combination is not consummated, and you have not redeemed your shares in connection with the Trust Agreement Amendment Proposal, you will retain the right to vote on any proposed business combination in the future when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date. If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares in connection with the Trust Agreement Amendment Proposal. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary General Meeting, you will not be able to redeem your public shares in the future, if the HZJL Business Combination is consummated prior to the Termination Date (or the Extended Date). If the HZJL Business Combination is terminated or otherwise not consummated, or if we submit any proposed business combination in the future, you will retain your right to vote on such matters when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the applicable deadline.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Trust Agreement Amendment Proposal is as follows:

“RESOLVED, AS AN ORDINARY RESOLUTION, THAT the Trust Agreement be amended in the form set forth in Annex A to the accompanying proxy statement to approve that, in the event that the Company wishes to extend the period of time to consummate a business combination, then for each one-month extension, the Sponsor or its affiliates or designees shall deposit an amount equal to the lesser of (i)$100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and the vote on the Trust Agreement Amendment Proposal, for each one-month extension, on or prior to the date of the applicable deadline, for up to six (6) times.”

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT RISING DRAGON SHAREHOLDERS VOTE
“FOR” THE TRUST AGREEMENT AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Rising Dragon shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT RISING DRAGON SHAREHOLDERS VOTE
“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF RISING DRAGON AND CERTAIN INFORMATION ABOUT RISING DRAGON

General

Rising Dragon is a blank check company incorporated on March 8, 2024, as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On October 15, 2024, Rising Dragon consummated the IPO of 5,750,000 units, at $10.00 per unit, generating gross proceeds of $57,500,000. Simultaneously with the closing of the IPO, Rising Dragon consummated the sale of 254,375 Private Units at a price of $10.00 per unit in a private placement to the Sponsor, generating gross proceeds of $2,543,750. In addition, Rising Dragon granted 57,500 ordinary shares to the representative of the underwriters at the closing of the IPO. After deducting the underwriting discounts, offering expenses, and commissions from the IPO and the sale of the Private Units, a total of $57,787,500 was deposited into a trust account established for the benefit of Rising Dragon’s public shareholders, and the remaining proceeds became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The Private Units are identical to the units sold in the IPO except with respect to certain registration rights and transfer restrictions. Additionally, the holders of the Private Units have agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the registration statement) until 30 days after the completion of Rising Dragon’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth as of September 11, 2025 the number of ordinary shares beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of ordinary shares (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of September 11, 2025, we had 7,499,375 ordinary shares issued and outstanding.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record of beneficial ownership of any ordinary shares issuable upon conversion of rights, as the rights are not convertible within 60 days of September 11, 2025.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares(2)
Aurora Beacon LLC(3)	1,691,875	22.56%
Lulu Xing(3)	1,691,875	22.56%
Wenyi Shen	—	—
Kei Tung Yeung	—	—
Kun-Lin Liu	—	—
Yucan Zhang	—	—
Chengming Dou	—	—
All directors and executive officers as a group (6 individuals)	1,691,875	22.56	%(3)
Barclays PLC(4)	398,125	5.31%
Kerry Propper/Antonio Ruiz-Gimenez(5)	495,000	6.60%
Polar Asset Management Partners Inc.(6)	500,000	6.67%
The Goldman Sachs Group, Inc.(7)	390,960	5.20%
RiverNorth Capital Management, LLC(8)	495,000	6.60%
Mizuho Financial Group, Inc.(9)	580,001	7.70%
Karpus Management, Inc.(10)	821,975	10.96%

____________

(1)      Unless otherwise indicated, the business address of each of the individuals is No. 604, Yixing Road, Wanbolin District, Taiyuan City, Shanxi Province, People’s Republic of China.

(2)      All percentages are approximate and are based upon a total of 7,499,375 ordinary shares outstanding (inclusive of shares included in our units) as of September 11, 2025.

(3)      Aurora Beacon LLC is the record holder of the shares reported herein. Aurora Beacon LLC is controlled by Mr. Lulu Xing, its sole director. By virtue of this relationship, Mr. Lulu Xing may be deemed to share beneficial ownership of the securities held of record by the Sponsor.

(4)      Pursuant to the schedule 13G filed by the reporting person on February 14, 2025, as amended on March 21, 2025. The address for the reporting person is 1 Churchill Place, London — E14 5HP.

(5)      Pursuant to the schedule 13G filed by the reporting persons on February 14, 2025. The address for the reporting person is 1 Pennsylvania Plaza, 48th Floor New York, New York 10119. The ordinary shares reported therein are held by (1) one or more private funds managed by ATW SPAC Management LLC (“ATW SPAC”), which has been delegated exclusive authority to vote and/or direct the disposition of certain Shares and (2) a private fund, SZOP Multistrat LP, managed by SZOP Multistrat Management LLC (“SZOP”). SZOP and ATW SPAC are registered investment advisers whose managing members are Kerry Propper and Antonio Ruiz-Gimenez.

(6)      Pursuant to the schedule 13G filed by the reporting person on February 14, 2025. The address for the reporting person is 16 York Street, Suite 2900, Toronto, Ontario, M5J 0E6.

(7)      Pursuant to the schedule 13G filed jointly by The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC, The Goldman Sachs Group, Inc. on May 9, 2025. The address for the reporting persons is 200 West Street New York, NY 10282.

(8)      Pursuant to the schedule 13G filed by RiverNorth Capital Management, LL (“RiverNorth”) on August 14, 2025. RiverNorth’s principal office is 360 S. Rosemary Avenue, Ste. 1420, West Palm Beach, Florida 33401. RiverNorth has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of these shares.

(9)      Pursuant to the schedule 13G/A filed by the holder on August 13, 2025. The holder’s address is 1 – 5 – 5, Otemachi, Chiyoda — ku, Tokyo 100 – 8176, Japan.

(10)    Pursuant to the schedule 13G filed by the holder on February 7, 2025. The holder’s address is 183 Sully’s Trail, Pittsford, New York 14534.

HOUSEHOLDING INFORMATION

Unless Rising Dragon has received contrary instructions, Rising Dragon may send a single copy of this proxy statement to any household at which two or more shareholders reside if Rising Dragon believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Rising Dragon’s expenses. However, if shareholders prefer to receive multiple sets of Rising Dragon’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Rising Dragon’s disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact Rising Dragon at the following address and e-mail address:

Rising Dragon Acquisition Corp.
No. 604, Yixing Road, Wanbolin District
Taiyuan City, Shanxi Province, P.R. China
Attention: Wenyi Shen — Chief Financial Officer
Email: woody.shen@hywincapital.cn

•        if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Rising Dragon files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Rising Dragon’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Rising Dragon’s filings with the SEC (excluding exhibits) at no cost by contacting Rising Dragon at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Rising Dragon’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact Rising Dragon at the following address and e-mail address:

Rising Dragon Acquisition Corp.
No. 604, Yixing Road, Wanbolin District
Taiyuan City, Shanxi Province, P.R. China
Attention: Wenyi Shen — Chief Financial Officer
Email: woody.shen@hywincapital.cn

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Rising Dragon’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Tel: 206-870-8565 or
Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a Rising Dragon’s shareholder and would like to request documents, please do so by [*], five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from Rising Dragon, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT NO. 1
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [•], 2025, to the Investment Management Trust Agreement (as defined below) is made by and between Rising Dragon Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of October 10, 2024 (the “Trust Agreement”):

WHEREAS, Section l(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an Extraordinary General Meeting of the Company held on December 12, 2025 (the “Extension Extraordinary General Meeting”), the Company’s shareholders approved the amendment to the Trust Agreement Amendment, to amend the monthly extension payment payable by the sponsor or its affiliates or designees into the trust account from an amount equal to $189,750 ($0.033 per share) to an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Extraordinary General Meeting to approve the Business Combination and the Extension Extraordinary General Meeting; and

NOW THEREFORE, IT IS AGREED:

1. Section l(i) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account including interest earned on the Trust Account (which interest shall be net of taxes paid or payable and, in the case of Exhibit B, up to $50,000 of interest to pay liquidation and dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 15-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 21 months from the closing of the IPO by depositing the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the redemptions in connection with any vote of the Company’s shareholders regarding the Business Combination or amendments to the Company’s Amended and Restated Memorandum and Articles of Association or the Trust Agreement for each one-month extension, but has not completed the Business Combination within the applicable monthly anniversary of the Closing, (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and up to $50,000 of interest to pay liquidation and dissolution expenses), shall be distributed to the Public Shareholders as of the Last Date.”

Annex A-1

2. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex A-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:
Title:

RISING DRAGON ACQUISITION CORP.
By:
Name:
Title:

Annex A-3

ANNEX B

FORM OF PROXY CARD

RISING DRAGON ACQUISITION CORP.
No. 604, Yixing Road, Wanbolin District
Taiyuan City, Shanxi Province, P.R. China

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
RISING DRAGON ACQUISITION CORP.

The undersigned hereby appoints Lulu Xing and Wenyi Shen as proxies (the “Proxies”), and each of them with lull power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all ordinary shares of Rising Dragon Acquisition Corp. (“Rising Dragon”), held of record by the undersigned on September 11, 2025, at the Extraordinary General Meeting of Shareholders (“Extraordinary General Meeting of Shareholders”) to be held on December 12, 2025, or any postponement or adjournment thereof. The Extraordinary General Meeting of Shareholders will be held at 10:00 a.m. Eastern Time, on December 12, 2025, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, and virtually at [*]. To register and receive access to the virtual meeting, shareholders of record and beneficial owners (those holding shares through a bank, broker or other nominee) will need to follow the instructions applicable to them provided in the proxy statement. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the Extraordinary General Meeting of Shareholders, or any postponement or adjournment thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for the Extraordinary General Meeting of Shareholders.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

[White Card]

Annex B-1

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 2 BELOW. RISING DRAGON’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

(2)    Proposal No. 1 — Trust Agreement Amendment Proposal — To approve, as an ordinary resolution, the amendment to Rising Dragon’s investment management trust agreement, dated as of October 10, 2024, by and between the Company and Continental Stock Transfer & Trust Company, to amend the monthly extension fee payable by our sponsor or its affiliates or designees into the trust account to extend the date by which the Company must consummate its initial business combination up to six times, each by an additional one month (for a total of up to 21 months to complete a business combination), from an amount equal to $189,750 ($0.033 per share) to an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and the vote on the Trust Agreement Amendment Proposal. A copy of the Trust Agreement Amendment is attached to the proxy statement as Annex A.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)    Proposal No. 2 — The Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, from time to time, as the Chairman of the Extraordinary General Meeting may deem necessary or appropriate.

☐ FOR	☐ AGAINST	☐ ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

To change the address on your account, please check the box and indicate your new address in the address space provided below.

SHAREHOLDER’S SIGNATURE

Signature of Shareholder	Date
Address

Signature of Shareholder	Date
Address

Note: Please sign exactly as your name or names appear on this proxy. When ordinary share is held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving lull title as such. If the signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT: PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

Annex B-2